… a better banking experience CU Bancorp Investor Presentation as of March 31, 2016 Exhibit 99.1

Forward-Looking Statements This presentation contains certain forward-looking information about CU Bancorp (the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete future acquisitions, successfully integrate acquired entities, or achieve expected beneficial synergies and/or operating efficiencies within expected time-frames or at all; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; legal matters could be filed against the Company and could take longer or cost more than expected to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters and drought, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans and leases or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any capital activities cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in CU Bancorp’s public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, CU Bancorp’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. CU Bancorp assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read CU Bancorp’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by CU Bancorp with the SEC. The documents filed by CU Bancorp with the SEC may be obtained at CU Bancorp’s website at www.cubancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CU Bancorp by directing a request to: CU Bancorp c/o California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. Attention: Investor Relations. Telephone 818-257-7700.

Investment Highlights Premier community-based, business banking franchise serving large and diverse Southern California market Scarcity value of $2.7 billion “pure play” business bank in one of the country’s top markets Strong organic loan growth and attractive low-cost core deposit base Exceptional credit quality Opportunistic acquirer with successful history of transactions Efficiency ratio of 58% for 1Q16; continuous improvement since latest merger ROATCE of 10.75% for 1Q16; 9.9% for 2015

Seasoned Executive Management Team Experienced Executive team has grown California United Bank’s Southern California franchise to $2.7 billion in assets in 11 years through organic growth and successful M&A Name Title Function Banking Exp CUB Tenure David Rainer Chairman Chief Executive Officer 35 years 11 years K. Brian Horton President Executive Banking Manager 33 years 10 years* Anne Williams EVP Chief Operating Officer and Chief Credit Officer 35 years 11 years Karen Schoenbaum EVP Chief Financial Officer 22 years 7 years Anita Wolman EVP Chief Administrative Officer and General Counsel 38 years 11 years *Includes time as President of 1st Enterprise Bank

Relationship Banking Strategy Creates Competitive Advantage High-touch relationship management team offers what we consider “a better banking experience” for small- and medium-sized businesses Personalized and responsive service – no “800” number, customer service delivered by dedicated relationship managers Majority of new customers come from larger banks, unhappy with service Most new business results from “warm leads” provided by referrals Expertise in, and focus on, business banking C&I and owner-occupied commercial real estate are 49% of loan portfolio Non-interest bearing deposits are 55% of total deposits Strong credit culture maintains solid asset quality NPAs to total assets of 0.07% at March 31, 2016 Positioned in extraordinary market Current 9-branch footprint covers one of the largest and most attractive metropolitan areas in the U.S.

Southern California is an Exceptional Environment for Middle-Market Commercial Banking The L.A. Basin (Los Angeles, Orange, Riverside, San Bernardino and Ventura counties) is the 16th largest economy in the world1, behind Spain and Mexico and ahead of the Netherlands, Indonesia and Turkey Los Angeles County is the largest manufacturing center in the U.S. and would be 9th largest state in U.S. by population March 2016 seasonally adjusted unemployment rate of 5.4%, compared to 7.4% a year ago2 Orange County would be 31st largest state in U.S. by population Orange County unemployment rate is 4.0% as of March 2016, compared to 4.6% a year ago2 Five-county area is home to more than 673,209 small- and middle-market businesses3 (defined as employing 1 to 499 workers) Our typical customer has between $5 and $50 million in annual sales (excluding SBA) Typical loan commitment ranges from $1 million to $5 million (excluding SBA) Significant percentage of customers in the manufacturing, distribution and services industries 1) Source: IMF World Economic Outlook (WEO), Oct. 7, 2014 2) Source: State of California Employment Development Department 3) Source: County data from Los Angeles Economic Development Corp. and California EDD, as of 9/30/13

California United Bank has a footprint that spans the most attractive markets in Southern California: Premier Southland Commercial Banking Franchise San Fernando Valley (2005) – Original Headquarters West Los Angeles (2006) Santa Clarita Valley (2007) South Bay (2009) – Converted to a branch in 2010 Orange County (2010) – Loan Production Office* Thousand Oaks (2010) – Acquired from California Oaks State Bank Anaheim (2012) – Acquired from Premier Commercial Bank Irvine/Newport Beach (2012) – Acquired from Premier Commercial Bank* Downtown Los Angeles (2014) – Headquarters, Merger with 1st Enterprise Bank Orange County (2014) – Merger with 1st Enterprise Bank* Ontario (2014) – Merger with 1st Enterprise Bank CUB Branch Former COSB Branch Former PCB Branch Former FENB Branch *Combined locations San Fernando Valley 7

Inland Empire $116 million Downtown LA $354 million Irvine/Newport Beach $567 million Santa Clarita Valley $89 million West LA $331 million San Fernando Valley $285 million Anaheim $228 million $100 Million+ Branches South Bay $132 million Conejo Valley $273 million Average branch size of approx. $264 million in deposits 8 of 9 branches with deposits greater than $100 million … Creates Platform for Tremendous Efficiency Deposits at 3/31/16

Strategy for High Quality Growth Strong and Ongoing Organic Growth Operate in a highly desirable footprint in region with tremendous opportunities for growth Leverage relationship-based banking approach and superior service Focus on constantly establishing new relationships in our market Recruit experienced and connected “in market” talent Build on products and expertise acquired in strategic acquisitions, such as the SBA lending platform obtained with Premier Commercial Bank Strong capital management Result: Asset CAGR of 38% from inception in 2005 through 2015 Growth by Opportunistic Merger/Acquisition Strong management team experienced with strategic, successful acquisitions Focus on in-market and in-state acquisitions and mergers Immediately accretive to earnings Tangible book value payback under four years Result: Successfully completed three transactions since 2010

Strong Organic Loan Growth Since inception in 2005 loan portfolio has grown to $1.9 billion $90 million in net organic loan growth in 1Q16 Total loans increased 12% in 1Q16 from 1Q15 Annual Loan Growth ($ in millions) Portfolio Composition Loan growth in 41 out of 44 quarters

Superior Credit Quality CUB credit quality at March 31, 2016: Total nonaccrual loans of $1.8 million or 0.10% of total loans NPAs to total assets of 0.07% Net charge-offs have averaged just 0.06% annually for last five years* Peer group includes California banks or bank holding companies with total assets between $1.0-3.0 billion; source: SNL. *Ending 12/31/2015 Net charge-offs (annualized) NPAs to total assets -0.03%

Premier Core Deposit Franchise of Southern California Total deposits of $2.4 billion at March 31, 2016 Cost of deposits in 1Q16 was 0.11% Increased $292 million from year-ago quarter Average deposit balance per branch of $264 million Non-interest bearing deposits of $1.3 billion at March 31, 2016 55% of total deposits Increased $202 million from year-ago quarter Deposit Composition Total Deposit Growth Since Inception

Growing Visibility in the Investment Community At $2.7 billion in assets; CUB is one of seven commercial banks headquartered in Southern California and traded on NASDAQ or NYSE with total assets of $2.0 to $10.0 billion 45% institutional ownership per 4Q15 13-f filings 17.4 million shares issued at 3/31/16 $395 million market cap at 5/2/16 Added to Russell Indexes in June 2013 Analyst coverage by six Wall Street investment banking firms Over the trailing 12-month period, CUNB has outperformed the S&P 500, Dow Jones Industrials, Nasdaq Composite Index (NASDAQ), Russell 2000 (RUT) and ABA Nasdaq Bank Index (ABAQ)

1Q16 Earnings – Fifth Complete Quarter of Combined Operations 1Q16 4Q15 3Q15 2Q15 1Q15 Income Statement EPS - fully diluted $0.35 $0.30 $0.35 $0.29 $0.23 Net Income Available to Common Shareholders (000’s) 5,984 5,210 5,970 4,955 3,927 Performance Ratios Net interest margin 3.77% 3.72% 3.79% 3.87% 3.95% ROAA 0.89% 0.77% 0.93% 0.82% 0.69% ROATCE 10.75% 9.61% 11.48% 10.00% 8.23% Efficiency Ratio 58% 58% 59% 61% 64%

Double-Digit Growth Year over Year, revenue, assets, loans, deposits and tangible book value all grew at a double-digit rate CUNB CUNB 1Q16 1Q15 % Change Income Statement items (000’s) Net interest income $23,478 $20,642 Non-interest income $2,820 $2,608 Net revenues $26,298 $23,250 13.1% Balance Sheet Items (000’s) Total Assets $2,739,533 $2,406,960 13.8% Total Loans $1,869,178 $1,665,277 12.2% Total Deposits $2,375,884 $2,083,591 14.0% Tangible Book Value $13.05 $11.65 12.0%

Improving Operating Leverage *Operating expenses excludes non-core, merger-related expenses of $2.5 million in 3Q12, $497 thousand in 2Q14, $631 thousand in 3Q14, $2.4 million in 4Q14, $464 thousand in 1Q15, $246 thousand in 2Q15 and $211 thousand in 3Q15.

Appendix

Loans by Industry – C&I and Owner-Occupied CRE

CUB’s Ranking Among Los Angeles-based Banks at December 31, 2015 Rank Company Name Total Assets 1 Cathay General Bancorp 13,254,126 2 BBCN Bancorp, Inc. 7,912,648 3 Wilshire Bancorp, Inc. 4,713,463 4 Hanmi Financial Corporation 4,234,521 5 Grandpoint Capital, Inc. 3,196,988 6 CTBC Capital Corp. 2,831,001 7 CU Bancorp 2,634,642 8 Preferred Bank 2,599,000 9 Manufacturers Bank 2,586,927 10 American Business Bank 1,673,770 11 SinoPac Bancorp 1,265,855 12 Pacific City Bank 1,042,517 13 Royal Business Bank 1,021,311 14 Commonwealth Business Bank 786,423 15 1st Century Bank, National Association 731,921 16 State Bank of India (California) 685,514 17 Open Bank 618,718 18 GBC International Bank 493,500 19 First Credit Bank 404,012 20 Broadway Federal Bank, F.S.B. 402,902 21 Pacific Commerce Bank 353,290 22 Premier Business Bank 275,047 23 ProAmérica Bank 183,617 24 Pan American Bank 162,385 25 Eastern International Bank 119,470

CUNB Market Position in LA, Orange, Ventura and San Bernardino Counties and Total US at December 31, 2015 Rank Company Name County Assets Market Share % 1 East West Bancorp, Inc. Los Angeles, CA 32,351,172 16.8% 2 IMB HoldCo LLC Los Angeles, CA 21,707,102 11.2% 3 PacWest Bancorp Los Angeles, CA 21,288,975 11.0% 4 Cathay General Bancorp Los Angeles, CA 13,254,126 6.9% 5 First American Financial Corporation Orange, CA 8,254,351 4.3% 6 Banc of California, Inc. Orange, CA 8,235,555 4.3% 7 BBCN Bancorp, Inc. Los Angeles, CA 7,912,648 4.1% 8 CVB Financial Corp. San Bernardino, CA 7,671,200 4.0% 9 Opus Bank Orange, CA 6,930,603 3.6% 10 Farmers & Merchants Bank of Long Beach Los Angeles, CA 6,220,649 3.2% 11 Wilshire Bancorp, Inc. Los Angeles, CA 4,713,463 2.4% 12 Hanmi Financial Corporation Los Angeles, CA 4,234,521 2.2% 13 Community Bank Los Angeles, CA 3,653,260 1.9% 14 Grandpoint Capital, Inc. Los Angeles, CA 3,196,988 1.7% 15 CTBC Capital Corp. Los Angeles, CA 2,831,001 1.5% 16 Pacific Premier Bancorp, Inc. Orange, CA 2,790,646 1.4% 17 Preferred Bank Los Angeles, CA 2,683,522 1.4% 18 CU Bancorp Los Angeles, CA 2,634,642 1.4% 19 First Foundation Inc. Orange, CA 2,592,602 1.3% 20 Manufacturers Bank Los Angeles, CA 2,578,808 1.3% 21 American Business Bank Los Angeles, CA 1,744,636 0.9% 22 Green Dot Corporation Los Angeles, CA 1,691,448 0.9% 23 California Republic Bancorp Orange, CA 1,656,052 0.9% 24 Sinopac Bancorp Los Angeles, CA 1,265,855 0.7% 25 Pacific Mercantile Bancorp Orange, CA 1,062,430 0.6% Total in market: $ 193,113,160 Rank Nationwide Ranking State Total Assets Percentile 300 NexBank Capital, Inc. TX 2,720,391 95.0% 301 First Connecticut Bancorp, Inc. CT 2,708,885 95.0% 302 Community Bancshares of Mississippi, Inc. MS 2,702,036 94.9% 303 Burke & Herbert Bank & Trust Company VA 2,668,376 94.9% 304 Union Savings Bank OH 2,652,711 94.9% 305 Horizon Bancorp IN 2,652,401 94.9% 306 Atlantic Capital Bancshares, Inc. GA 2,638,781 94.9% 307 CU Bancorp CA 2,634,642 94.9% 308 1867 Western Financial Corporation CA 2,615,778 94.8% 309 Farmers & Merchants Bancorp CA 2,615,653 94.8% 310 Preferred Bank CA 2,599,000 94.8% 311 OceanFirst Financial Corp. NJ 2,598,879 94.8% 312 BancPlus Corporation MS 2,598,079 94.8% 313 Merrick Bank Corporation UT 2,597,970 94.8% 314 QCR Holdings, Inc. IL 2,593,198 94.7% 315 First Foundation Inc. CA 2,592,602 94.7% 316 Manufacturers Bank CA 2,586,927 94.7% 317 Independent Bankers Financial Corporation TX 2,568,732 94.7% 318 Spencer Savings Bank, SLA NJ 2,540,709 94.7% 319 South Plains Financial, Inc. TX 2,536,865 94.7% 320 Park Sterling Corporation NC 2,516,797 94.6% 321 Bank Mutual Corporation WI 2,502,297 94.6% 322 RCB Holding Company, Inc. OK 2,494,884 94.6% 323 Hills Bancorporation IA 2,493,607 94.6% 324 Institution for Savings in Newburyport and Its Vicinity MA 2,492,076 94.6% 325 Byline Bancorp, Inc. IL 2,479,870 94.6%

Shareholders of CUB Merger and Acquisition Partners Have Been Well Rewarded COSB 8/24/10 $6.00 CUNB 5/2/16 $22.65 PCBP 12/8/11 $9.00 CUNB 5/2/16 $22.65 1st Enterprise Bank (FENB) – Merger announced June 3, 2014 California Oaks State Bank (COSB) – Acquisition announced Aug. 25, 2010; Premier Commercial Bancorp (PCBP) – Acquisition announced Dec. 9, 2011 FENB 6/2/14 $16.17* CUNB 5/2/16 $22.65 *FENB share price of $21.75, adjusted to reflect effect of 1.345 shares of CUNB received in merger 278% Return 40% Return 152% Return